                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                   FORM 8-K-A4

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 October 16, 1998
                                  Date of Report
                        (Date of Earliest Event Reported)

                          HydroMaid International, Inc.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
              (Exact Name of Registrant as Specified in its Charter)

          Nevada                       02-23729               87-0575933
   (State or other juris-        (Commission File No.)      (IRS Employer
  diction of incorporation)                                   I.D. No.)

                          12222 South 1000 East, Suite #1
                                Draper, Utah 84020
                      (Address of Principal Executive Offices)

                                 (801) 553-8790
                          Registrant's Telephone Number

Item 1.  Changes in Control of Registrant.

         There have been the following changes to this Item, which was contained in the 8-K-A3 Current Report of the Company dated October 16, 1998.

         The Company's shareholders approved by majority vote on January 20, 1999, the change of the Company's name to HydroMaid International, Inc. The Proxy Statement was previously filed with the SEC and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         There have been the following changes to this Item, which was contained in the 8-K-A3 Current Report of the Company dated October 16, 1998.

    (a)  Financial Statements of Business Acquired.

         Audited financial statements for the years ended December 31, 1998, December 31, 1997 and for the period from June 24, 1992 to December 31, 1998.

    (b)  Exhibits. (See attached Financial Statements.)

         All other portions of the previously filed 8-K-A3 Current Report dated October 16, 1998 remain unchanged.

                                     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HydroMaid International, Inc.
                                     (FORMERLY CHEROKEE MINERALS AND OIL, INC.)


Date: February 24, 1999              By: /s/ Culley W. Davis
                                         ---------------------------
                                         Culley W. Davis
                                         CEO and Chairman of the
                                         Board of Directors

------------------------------------------------------------------------------


                          HYDROMAID INTERNATIONAL, INC.
                   (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

               FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997, AND
       FOR THE PERIOD JUNE 24, 1992 (INCEPTION) THROUGH DECEMBER 31, 1998


------------------------------------------------------------------------------

                          INDEX TO FINANCIAL STATEMENTS


                                                                          Page

Independent Auditors' Report............................................... 1

Balance Sheet ............................................................. 2

Statements of Operations .................................................. 3

Statements of Stockholders' Equity......................................... 4

Statements of Cash Flows .................................................. 5

Notes to Financial Statements.............................................. 6

                         INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND STOCKHOLDERS
HYDROMAID INTERNATIONAL, INC.
(FORMERLY CHEROKEE MINERALS AND OIL, INC.)
DRAPER, UTAH

We have audited the accompanying balance sheet of HydroMaid International, Inc., A Development Stage Company (formerly Cherokee Minerals and Oil, Inc.), hereinafter referred to as "the Company", as of December 31, 1998 and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 1998 and 1997, and for the period June 24, 1992 (inception) through December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 1998, and the results of its operations and its cash flows for the years ended December 31, 1998 and 1997, and for the period June 24, 1992 (inception) through December 31, 1998, in conformity with generally accepted accounting principles.



February 19, 1999

--------------------------------------------------------------------------------
                          HYDROMAID INTERNATIONAL, INC.
                   (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                                  BALANCE SHEET

                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                  ASSETS
Current Assets
   Cash                                                                   $    20,342
   Accounts receivable                                                          5,130
   Inventory, net of valuation allowance of $180,000                          479,580
   Prepaid expenses                                                            25,210
                                                                          -----------
     TOTAL CURRENT ASSETS                                                     530,262

Property and equipment, net                                                   500,259
Patents, net of accumulated amortization of $123,379                          143,874
Deposit on tooling                                                             80,000
Deferred tax asset, net of valuation allowance                                     --
                                                                          -----------

          TOTAL ASSETS                                                    $ 1,254,395
                                                                          -----------
                                                                          -----------

                    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable and accrued expenses                                  $   390,049
   Note payable, current portion                                                6,599
   Advances from related party                                                 51,467
                                                                          -----------
        TOTAL CURRENT LIABILITIES                                             448,115

Note payable                                                                   29,964
                                                                          -----------
        TOTAL LIABILITIES                                                     478,079

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS' EQUITY
  Common stock, par value .001 per share, 30,000,000 shares
       authorized, 24,000,000 shares issued and outstanding                   24,000
  Additional paid-in capital                                                6,072,566
  Accumulated deficit, including $4,598,529 during the development stage   (5,118,413)
  Deferred compensation - stock options                                      (201,837)
                                                                          -----------
      TOTAL STOCKHOLDERS' EQUITY                                              776,316
                                                                          -----------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $ 1,254,395
                                                                          -----------
                                                                          -----------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PAGE 2


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                          HYDROMAID INTERNATIONAL, INC.
                   (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF OPERATIONS

                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
       FOR THE PERIOD JUNE 24, 1992 (INCEPTION) THROUGH DECEMBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                    JUNE 24, 1992
                                                                 (INCEPTION) THROUGH
                                     1998            1997         DECEMBER 31, 1998
                                  -----------     -----------     -----------------
Sales                             $    54,828     $        --     $          54,828

Cost of sales                          53,045              --                53,045
                                  -----------     -----------     -----------------

Gross profit                            1,783              --                 1,783

Operating expenses                  3,259,385         337,087             3,864,365

Research and development              647,139          87,852               735,947
                                  -----------     -----------     -----------------

Loss before income tax benefit     (3,904,741)       (424,939)           (4,598,529)

Income tax benefit:
  Current                                  --              --                    --
  Deferred                          1,450,000         160,000             1,710,000

  Less valuation allowance         (1,450,000)       (160,000)           (1,710,000)
                                  -----------     -----------     -----------------

Net (loss)                        $(3,904,741)    $  (424,939)    $      (4,598,529)
                                  -----------     -----------     -----------------
                                  -----------     -----------     -----------------

Basic loss per share
                                  -----------     -----------     -----------------
                                  -----------     -----------     -----------------

Diluted loss per share
                                  -----------     -----------     -----------------
                                  -----------     -----------     -----------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PAGE 3

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL statements.

--------------------------------------------------------------------------------
                          HYDROMAID INTERNATIONAL, INC.
                   (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                       STATEMENTS OF STOCKHOLDERS' EQUITY

             FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
             FOR THE PERIOD JUNE 24, 1992 (INCEPTION) TO DECEMBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                         ACCUMULATED
                                                                      COMMON STOCK         ADDITIONAL   DEFICIT DURING   TOTAL
                                                                      ------------           PAID-IN     DEVELOPMENT  STOCKHOLDERS'
                                                                  SHARES        AMOUNT       CAPITAL        STAGE        EQUITY
                                                                ----------   -----------   -----------  ------------  -------------

AT INCEPTION ON JUNE 24, 1992                                           --   $        --   $        --  $        --   $        --
  CHEROKEE MINERALS AND OIL, INC.:
     Common stock activity from April 30, 1919 through
      June 24, 1992                                                105,859         1,059       287,547                    288,606
     Common stock issued for services at $0.09/share             2,368,680        23,686       183,260                    206,946
     Net loss from April 30, 1919 through December 31, 1996             --            --            --           --      (519,884)
  ENVIRONMENTAL SYSTEMS & SOLUTIONS, INC.:
     Common stock issued for patents at $0.04/share              5,000,000        50,000       103,500           --       153,500
     Contributed capital                                                --            --       280,066           --       280,066
     Net loss for the period June 24, 1992 (inception)
       through December 31, 1996                                        --            --            --     (268,849)     (268,849)
                                                               -----------   -----------   -----------  -----------   -----------
BALANCE AT DECEMBER 31, 1996                                     7,474,539        74,745       854,373     (268,849)      140,385
  Environmental Systems and Solutions, Inc.
   - contributed capital                                                --            --       548,251           --       548,251
  Environmental Systems & Solutions, Inc.
   - net loss for the year ended December 31, 1997                      --            --            --     (424,939)     (424,939)
                                                               -----------   -----------   -----------  -----------   -----------
BALANCE AT DECEMBER 31, 1997                                     7,474,539        74,745     1,402,624     (693,788)      263,697
  CHEROKEE MINERALS AND OIL, INC.:
     Common stock issued for cash                                2,000,000         2,000         8,000           --        10,000
     Common stock issued in connection with Reorganization      22,080,000        22,080            --           --        22,080
     Common stock cancelled in connection with Reorganization   (2,554,539)       (2,555)           --           --        (2,555)
     Common stock par value change from $.01/share to
       $.001/share                                                      --       (22,270)       22,270           --            --
  ENVIRONMENTAL SYSTEMS & SOLUTIONS, INC.:
     Common stock issued for cash at $0.01/share                   200,000         2,000            --           --         2,000
     Common stock issued for cash at $8.00/share                   151,625         1,516     1,211,484           --     1,213,000
     Common stock issued for cash at $8.00/share                   178,375         1,784     1,425,216           --     1,427,000
     Common stock cancelled at $0.01 per/share                     (10,000)         (100)           --           --          (100)
     Adjustment in connection with Reorganization               (5,520,000)      (55,200)           --           --       (55,200)
     Contributed capital                                                --            --     1,767,947           --     1,767,947
     Stock options                                                      --            --       235,025           --       235,025
     Net loss for the year ended December 31, 1998                      --            --            --   (3,904,741)   (3,904,741)
     Deferred compensation - stock options                              --            --            --           --      (201,837)
                                                               -----------   -----------   -----------  -----------   -----------
BALANCE AT DECEMBER 31, 1998                                    24,000,000   $    24,000   $ 6,072,566  $(4,598,529)  $   776,316
                                                                ----------   -----------   -----------  ------------  -------------
                                                                ----------   -----------   -----------  ------------  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PAGE 4

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                          HYDROMAID INTERNATIONAL, INC.
                   (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
       FOR THE PERIOD JUNE 24, 1992 (INCEPTION) THROUGH DECEMBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                    JUNE 24, 1992
                                                                                                  (INCEPTION) THROUGH
                                                                        1998            1997       DECEMBER 31, 1998
                                                                     -----------     -----------  -------------------

CASH FLOWS FROM OPERATING ACTIVITIES

  Net (loss)                                                         $(3,904,741)    $  (424,939)    $(4,598,529)

   Adjustment to reconcile net (loss) to net cash
      used by operating activities:
        Depreciation and amortization                                     74,684          19,433         177,108
        Stock options                                                     33,188              --          33,188
        Expenses paid by related party                                        --         422,295         605,802
        Changes in current assets and liabilities:
          Accounts receivable                                             (5,130)             --          (5,130)
          Prepaid expenses                                               (25,210)             --         (25,210)
          Inventory                                                     (452,456)        (17,000)       (479,581)
          Accounts payable and accrued expenses                          377,572              --         390,048
                                                                     -----------     -----------     -----------
       NET CASH (USED) BY OPERATING ACTIVITIES                        (3,902,093)           (211)     (3,902,304)
                                                                     -----------     -----------     -----------

 CASH FLOWS FROM INVESTING ACTIVITIES

   Acquisition of property and equipment                                (400,740)             --        (400,740)
   Acquisition of patents                                                (56,348)             --         (56,468)
   Deposit on tooling                                                    (80,000)             --         (80,000)
                                                                     -----------     -----------     -----------
     NET CASH (USED) BY INVESTING ACTIVITIES                            (537,088)             --        (537,208)
                                                                     -----------     -----------     -----------

 CASH FLOWS FROM FINANCING ACTIVITIES

   Principal payments on note payable                                     (1,415)             --          (1,415)
   Advances from related party                                            51,467              --          51,467
   Proceeds from issuance of common stock                              2,640,000              --       2,640,000
   Proceeds from contribution of paid-in capital                       1,767,947              --       1,769,802
                                                                     -----------     -----------     -----------
     NET CASH PROVIDED BY FINANCING ACTIVITIES                         4,457,999              --       4,459,854
                                                                     -----------     -----------     -----------

 NET INCREASE (DECREASE) IN CASH                                          18,818            (211)         20,342

 CASH AT BEGINNING OF PERIOD                                               1,524           1,735              --
                                                                     -----------     -----------     -----------

 CASH AT END OF PERIOD                                               $    20,342     $     1,524     $    20,342
                                                                     -----------     -----------     -----------
                                                                     -----------     -----------     -----------

 SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Non-cash transactions:
      Acquisition of property, equipment, and patents                $    37,978     $   125,956     $   259,006
                                                                     -----------     -----------     -----------
                                                                     -----------     -----------     -----------
      Issuance of common stock for patents and services              $        --     $        --     $   360,446
                                                                     -----------     -----------     -----------
                                                                     -----------     -----------     -----------
      Disbursements by related party                                 $        --     $   548,251     $   731,758
                                                                     -----------     -----------     -----------
                                                                     -----------     -----------     -----------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PAGE 5

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 1: REORGANIZATION, BASIS OF ACCOUNTING AND FINANCIAL STATEMENT PRESENTATION, NATURE OF BUSINESS, AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REORGANIZATION

As of December 10, 1998, Cherokee Minerals and Oil, Inc. ("Cherokee"), a Nevada corporation was a dormant entity with no assets. After its inception in 1919 and two name changes, Cherokee acquired and explored placer-mining leases in the early 1980s. Cherokee has not had any significant operations since approximately 1985; its revenues and expenses for 1998 and 1997 are not significant. See "Basis of Accounting and Financial Statement Presentation" below.

On December 11, 1998, Cherokee entered into an Agreement and Plan of Reorganization (the "Plan") structured to result in the acquisition by Cherokee of at least 80% of the issued and outstanding shares of restricted common stock of Environmental Systems & Solutions, Inc. ("ESSI"), a Nevada corporation. Such transaction is hereinafter referred to as "the Reorganization." The Reorganization is intended to qualify as a tax-free reorganization under Section 368 (a) (1) (B) of the 1986 Internal Revenue Code. Effective with the closing of the Reorganization, certain Cherokee stockholders agreed to cancel approximately 2,555,000 of their common shares. Under the terms of the Plan, the former stockholders of ESSI (1) received four shares of Cherokee for each one share of ESSI and (2) will ultimately acquire approximately 92% of the issued and outstanding common stock of Cherokee, assuming that all ESSI stockholders execute the Plan. ESSI was previously a privately held company, with no public market for its stock. As of December 31, 1998, the former stockholders of ESSI owned about 91% of the 24 million post-Reorganization shares of Cherokee's issued and outstanding common stock; such shares are restricted securities under Federal law. (See Notes 5 and 6).

Cherokee's common stock trades on the OTC Bulletin Board of the National Association of Securities Dealers.

BASIS OF ACCOUNTING AND FINANCIAL STATEMENT PRESENTATION

The financial statements of Cherokee for the years ended December 31, 1997 and 1996 were audited by another independent public accounting firm. Such firm's January 15, 1998 report on Cherokee's 1997 financial statements disclosed that there was then a question as to the entity's ability to continue as a going concern, which is an assumption under generally accepted accounting principles ("GAAP"). For reasons explained below, the accompanying 1997 financial statements (and the financial statements for the period from inception to December 31, 1997) of Cherokee differ significantly from such financial statements as previously issued.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PAGE 6

--------------------------------------------------------------------------------

                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 1: (CONTINUED)

BASIS OF ACCOUNTING AND FINANCIAL STATEMENT PRESENTATION (CONTINUED)

The Reorganization is accounted for as a capital stock transaction (as opposed to a "business combination," as that term is defined by GAAP) in the accompanying financial statements. Accordingly, the Reorganization has been reported as a recapitalization of ESSI, which is considered the acquirer for accounting purposes (a "reverse acquisition"). Through its former stockholders, ESSI is deemed the acquirer for accounting purposes because of
(a) its majority ownership of Cherokee, (b) its representation on Cherokee's board of directors, and (c) executive management positions held by former ESSI officers.

The accompanying pre-December 11, 1998 financial statement information of Cherokee (the legal acquirer), which has been retroactively restated for the equivalent number of common shares issued in the Reorganization, is essentially that of ESSI. The historical stockholders' deficiency of ESSI and Cherokee's accumulated deficit have been carried forward to the post-acquisition period; no goodwill has been recorded. Reorganization transaction costs such as legal fees have been expensed as incurred.

Because the accompanying balance sheet is subsequent to the Reorganization's closing date, presentation of pro forma financial information as if the Reorganization had occurred on January 1, 1997 is not required.

NATURE OF BUSINESS

In January of 1999, Cherokee changed its name to HydroMaid International, Inc. (the "Company"). ESSI (hereinafter also referred to as the "Company"), which was incorporated in 1992, is engaged in the development, manufacture, and sale of a patented water-powered garbage disposal. Such disposal, known as the HYDRO-MAID, is hereinafter referred to as "the Product." Technological improvements and field-testing were completed in 1997, when the Company had its initial operating activity. The Product was then introduced in early 1998; sales from inception to December 31, 1998 have been nominal.

The Company operates from a leased facility of approximately 8,100 square feet near Salt Lake City, Utah. Its domestic manufacturing and assembly plant is in Illinois. Certain components and production tooling are being manufactured in China, along with some assembly operations. (See Note 9).

Management plans to (a) capitalize on New York City's 1997 lift of a long-standing ban on residential in-sink garbage disposals, (b) enter European, Asian, and South American markets, and (c) penetrate the U.S. home building market.

Total assets outside the United States (deposits on tooling in China) were $80,000 at December 31, 1998; foreign operations were not significant in 1998 or 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PAGE 7

--------------------------------------------------------------------------------

                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 1: (CONTINUED)

INTRODUCTION TO THE SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies of the Company presented below is designed to assist in understanding the Company's financial statements. Such financial statements and accompanying notes are the representations of Company management, who is responsible for their integrity and objectivity. These accounting policies conform to GAAP in all material respects, and have been consistently applied in preparing the accompanying financial statements.

REVENUE RECOGNITION

When revenues first become significant, management intends to adopt appropriate revenue recognition accounting policies in material conformity with GAAP.

INVENTORIES

Raw materials and finished goods are stated at the lower of cost (first-in, first-out) or estimated market value. Management periodically reviews inventory and outstanding purchase commitments to identify any significant obsolete and slow-moving items, and adjusts the financial statements accordingly.

RESEARCH AND DEVELOPMENT COSTS ("R & D COSTS")

R & D costs are charged to expense when incurred. Such costs include pre-production prototype tools and dies (principally located in Illinois), modifications of the Product's original design, and engineering activities intended to advance the Product's technology to the point of commercial production.

PATENTS

In 1992, the Company acquired trademarks and several patents on the Product. The Company capitalizes the cost of patents and related expenses and amortizes them over the shorter of the remaining legal life or their estimated economic life. Amortization expense for the years ended December 31, 1998 and 1997 was $17,206 and $19,433, respectively.

PROPERTY AND EQUIPMENT

GENERAL
Repairs, maintenance, and similar costs that do not significantly improve or extend the useful lives of the assets are expensed as incurred. When an asset is sold or retired, the cost and accumulated depreciation or amortization are removed from the accounts and any gain or loss is included in current operations.

-----------------------------------------------------------------------------
--------------------------------------------------------------------------------
PAGE 8

--------------------------------------------------------------------------------

                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 1: (CONTINUED)

PRODUCTION TOOLING
Completed tooling used or to be used in commercial production is carried at cost less depreciation, which is based on a five-year life using the straight-line method. The cost of special-purpose property and equipment (such as tools, dies and molds) constructed by a related-party vendor includes design/production labor and an allocation of estimated overhead.

OTHER PROPERTY AND EQUIPMENT
Equipment, fixtures, and leasehold improvements are stated at cost less accumulated depreciation or amortization. Leasehold improvements are amortized over the shorter of the remaining lease term or their estimated economic life. Equipment and fixtures are depreciated on a straight-line basis over estimated useful lives of five years.

INCOME TAXES

Using the liability method required by Statement of Financial Accounting Standards (SFAS) No. 109, the estimated tax effects of temporary differences between financial and income tax reporting are recorded in the period in which the events occur. Such differences between the financial and tax bases of assets and liabilities result in future tax deductions or taxable income. (See Note
10).

STATEMENT OF CASH FLOWS

For purposes of the statement of cash flows, the Company considers all interest-bearing deposits with an original maturity of three months or less as cash equivalents.

USE OF ESTIMATES

Management uses estimates and assumptions in preparing financial statements in accordance with GAAP. Such estimates and assumptions affect the reported amounts of certain assets and liabilities, disclosures relating to any contingent assets and liabilities, as well as reported revenues and certain expenses. Actual results could vary from the estimates used to prepare the accompanying financial statements.

WARRANTY COSTS AND RELATED MATTERS

The Company provides an unconditional ten-year warranty of the Product's workmanship and materials. Estimated warranty expense is recorded in the year of sale based on historical experience and management's review of Product quality as compared to the current state of the technology.

-----------------------------------------------------------------------------
--------------------------------------------------------------------------------
PAGE 9

--------------------------------------------------------------------------------

                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 1: (CONTINUED)

STOCK OPTIONS AND SIMILAR EQUITY INSTRUMENTS

For employee compensatory stock option plans, which will eventually vest, compensation expense is recognized during the periods in which related employee services are rendered. Such expense is generally measured by determining the excess, if any, of the grant-date estimated fair market value (FMV) of the underlying stock over the amount to be paid by the employee in conformity with Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees."

Compensatory stock options and similar equity instruments issued to non-employees in exchange for goods or services are accounted for based on the estimated fair value of (1) the goods or services received or (2) the equity instrument issued, whichever is more reliably measurable. This accounting policy is in conformity with SFAS No. 123, "Accounting for Stock-Based Compensation."

Because the options discussed in the preceding paragraph were granted before the Company became a publicly held entity, GAAP allows use of the "minimum value method" to measure the expense associated with such equity instruments. Under this method, minimum value is the grant-date estimated FMV of the stock less the present value of the exercise price based on a risk-free rate of return over the contractual life of the option. The ten year risk - free rate of return in mid-1997, which approximated 5.5%, was used to compute present value. Such method ignores the expected volatility of the underlying stock that may provide much of an option's fair value. The Company has not declared any cash dividends since inception; hence, expected dividends have not been considered in the fair value computation (See Notes 6 and 7).

LOSS PER COMMON SHARE

Loss per common and common equivalent share is based on the weighted average number of common shares and common share equivalents (as retroactively adjusted for the effect of the Reorganization) outstanding during the year in accordance with SFAS No. 128. (See Note 15).

ELEMENTS OF OTHER COMPREHENSIVE INCOME

For the years ended December 31, 1998 and 1997, the Company did not have any elements of other comprehensive income as defined by SFAS No. 130, "Reporting Comprehensive Income." Therefore, no statement of comprehensive income has been presented.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PAGE 10

--------------------------------------------------------------------------------

                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 2:  RELATED PARTY TRANSACTIONS AND RELATIONSHIPS

The names and relationships of known related parties referred to in these notes are set forth below (Company stock beneficial ownership percentages, which are as of December 31, 1998, are rounded):

- Culley W. Davis: founder, CEO, and chairman of the Board of Directors; direct and beneficial 13% stockholder, including his ownership through Pinnacle Enterprises, Inc. (PEI), which is wholly owned by Culley W. Davis; and owner of Company stock options (See Note 6).

- Bruce H. Haglund, Esq.: legal counsel to ESSI, an officer and director of the Company, the brother-in-law of the Company's CFO, owner of Company stock options (See Note 6), and a stockholder of the Company.

- Leonard W. Burningham, Esq.: legal counsel to Cherokee, and a stockholder of the Company.

- Pacific American Cultural Exchange, Inc. ("PACE"): a Japanese corporation which will be 50% owned by the Company (see Note 11), and the licensee of certain rights to manufacture and market the Product in Asia.

- Hideyuki Nakamura: 50% interest in PACE, and owner of the right to acquire 100,000 shares of the Company's common stock in exchange for a 50% equity interest in PACE.

- Don Sullivan, sole owner of Metric Tool & Die, an Illinois corporation ("MTD"): a stockholder of the Company, with the right to acquire an additional 50,000 shares of the Company's common stock under certain conditions (see Note 11). MTD is the Company's domestic subcontractor for manufacturing and assembly.

Other related party transactions are discussed elsewhere in these notes to the financial statements.


NOTE 3:  CONCENTRATION OF CREDIT RISK

Financial instruments which may subject the Company to credit risk principally consist of uninsured cash-in-bank balances. At various times during the year, the Company's bank balance may exceed the FDIC-insured amount. As of December 31, 1998, the Company bank balance reported by its principal financial institution was less than such amount.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PAGE 11

--------------------------------------------------------------------------------

                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 4:  PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 1998:

      Production tooling                                       $     129,385
      Other machinery and equipment                                  122,206
      Computer hardware and software                                  19,994
      Furniture and fixtures                                          54,439
      Vehicles                                                        98,990
      Leasehold improvements                                         109,329
      Demonstration equipment                                         21,500
                                                               -------------
                                                                     555,841


     Accumulated depreciation and amortization                $     (55,584)
                                                              -------------
         Book value                                           $     500,259
                                                              -------------
                                                              -------------

Depreciation and amortization expense (excluding patents) was $55,584 in 1998; there was no such expense in 1997.


NOTE 5:  COMMON STOCK

At December 31, 1998, there were 24 million common shares issued and outstanding with a par value of $ 0.001 per share; 30 million shares have been authorized. The number of shares has been adjusted as described in Note 1.

There are certain restrictions on the sale or other transfer of the Company's common stock issued under the Plan. Such stock, generally referred to as "Rule 144 stock," was not registered under the Securities Act of 1933, as amended (the
Act), in reliance upon an exemption from its requirements. Each exchanging shareholder agreed to (1) acquire such stock for his own account and (2) hold the stock for investment purposes only. In addition, the stock certificates are required to contain a legend (a) documenting these restrictions and (b) requiring a legal opinion that any proposed sale is exempt from registration under the Act.


NOTE 6:  STOCK OPTIONS

A.  EMPLOYEE INCENTIVE STOCK OPTIONS

Options to acquire 700,000 post-Reorganization common shares with an exercise price of $0.25/share were outstanding at December 31, 1998 under the plan described below. As of that date, Culley Davis owned options to acquire 100,000 shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PAGE 12

--------------------------------------------------------------------------------

                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 6:  STOCK OPTIONS (CONTINUED)

Effective June 1, 1997, the Company adopted a stock option and incentive plan intended to qualify under Section 422A of the Internal Revenue Code. A maximum of 2 million shares (as adjusted for the Reorganization) are issuable under the plan, which has a life of ten years. Employee options to purchase common stock for $0.25/share ($1/share on the grant dates, represented as not less than the estimated pre-Reorganization fair market value of ESSI common stock) are exercisable in equal annual installments beginning in January of 2000. For employees who are more-than-10% stockholders, such options are required to have a minimum exercise price of 110% of the grant-date estimated fair market value
(FMV) and expire five years after issuance. Options granted to other employees have a ten-year term. The pre-March 18, 1998 options of other employees have an exercise price equal to or greater than the grant-date estimated FMV.

The employee's rights under the plan are contingent upon (a) continued employment with the Company for at least six months after the grant date and (b) providing a representation that option shares are acquired for investment only, and not for sale. In addition, the employee agrees to not dispose of shares acquired from exercising stock options within two years of the grant date or within one year after the exercise date.

A summary of stock option activity, including the options described in section B of this note, during the two years ended December 31, 1998 is presented below.

                                                    POST-MERGER SHARES
                                                 YEAR ENDED DECEMBER 31
                                                   1998               1997
                                                   ----               ----
Outstanding at January 1                          567,500                None
Granted                                           132,500             567,500
Exercised                                               -                   -
Expired                                                 -                   -
Cancelled                                               -                   -
Forfeited                                               -                   -
                                               ----------          ----------
Outstanding at December 31                        700,000             567,500
                                               ----------          ----------
                                               ----------          ----------

Exercisable at December 31                           None                None


The weighted average grant-date fair value of nonstatutory stock options granted
(a) in 1998 approximated $7.00/share and (b) in 1997 was equal to or less than the $1 exercise price. The weighted average fair value of nonstatutory stock options granted in 1998 when the grant-date market price differed from the exercise price was $8/share. The weighted average remaining contractual life of stock options outstanding at December 31, 1998 approximated 9 years.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PAGE 13

--------------------------------------------------------------------------------

                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 6:  STOCK OPTIONS (CONTINUED)

B.  NONSTATUTORY STOCK OPTIONS

Of the options outstanding at December 31, 1998, Bruce Haglund owns options to acquire 100,000 shares. Two attorneys who are employed by Bruce Haglund own options to purchase a total of 20,000 shares. These equity instruments are nonstatutory stock options, expire after ten years, and are required to have an exercise price of not less than 85% of the grant-date estimated FMV. Such options are exercisable as described in section A of this note. Incentive stock options may not be granted to non-employees.

Any grant of nonstatutory stock options must be approved by a majority of disinterested directors of the Company. For accounting purposes, the vesting of such options is not contingent upon the optionee providing any future services.

C.  SIMILAR EQUITY INSTRUMENTS

Under the plan, the Company may also grant stock appreciation rights (SARs) and restricted stock awards; as of December 31, 1998, no such equity instruments had been granted.

D.  OTHER MATTERS

The plan contains a "poison-pill" clause that is triggered by certain defined events. Such events include (1) the acquisition of a majority of the Company's outstanding common stock, (2) a reorganization/merger/consolidation where the Company is not the surviving entity, and (3) the sale of all or substantially all of the Company's assets as an entirety. If such an event occurs, all outstanding options and SARs immediately become exercisable or fully vest and restricted stock vests free of any restrictions.


NOTE 7:  STOCK-BASED COMPENSATION AND OTHER EXPENSE

As discussed in Note 1, compensatory stock options and similar equity instruments issued to non-employees are accounted for using the fair value method of SFAS No. 123. The related expense (principally professional fees) approximated $ 21,000 in 1998 and none in 1997.

Incentive stock options granted to employees are accounted for using the intrinsic value method of APB No. 25. The estimated compensation expense approximated $13,000 in 1998 and none in 1997. If the fair value method of accounting had been applied to such options, the reported 1998 net loss would have increased by approximately $ 60,000 (less than $.003 per share).

-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PAGE 14

--------------------------------------------------------------------------------

                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 8: NOTE PAYABLE

The Company is indebted to Culley Davis, who financed the purchase of a 1999 Ford truck used by the Company for product demonstrations at remote locations. The note (original amount: $37,978) is payable in monthly installments of $770 including principal and interest, is secured by the truck, and bears interest at a fixed rate of 7.9%.

The principal of this note matures as follows:


        YEAR ENDING
         DECEMBER 31                                           AMOUNT
        -------------                                       -------------
           1999                                             $       6,599
           2000                                                     7,140
           2001                                                     7,725
           2002                                                     8,358
           2003                                                     6,831
                                                            -------------
                                                            $      36,653
                                                            -------------
                                                            -------------


NOTE 9:  ECONOMIC DEPENDENCY AND POLITICAL RISK OF FOREIGN VENDORS

The Company's production plans call for virtually all product assembly (about 40,000 units/month - unaudited) and cutting blade manufacturing to take place in China in the near term. The product assembly has been contracted to one company
- MVP Enterprises. Two other Chinese companies have been engaged to manufacture a total of about 70,000 blades/month (unaudited). In addition to the political risk in China, there is also an element of economic dependency inherent in these relationships.

In the future, the Company may contract with other offshore entities for blade manufacturing and product assembly. There could be political risk associated with dependence on vendors in those foreign countries.

The Company intends that all design/engineering of tools and dies, research and development activities, and domestic product assembly (about 2,000 units/month - unaudited) will be accomplished by MTD. In this instance, there is economic dependence on Don Sullivan's personal expertise and his continuing availability to the Company.


NOTE 10:  INCOME TAXES

As a result of the Reorganization, Cherokee's tax net operating loss (NOL) carryforward was eliminated by operation of tax law.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PAGE 15

--------------------------------------------------------------------------------

                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 10:  INCOME TAXES (CONTINUED)

For the period from inception to December 31, 1998, the Company is considered a start-up entity for federal and state income tax purposes. All expenses are capitalized for tax purposes and expensed for financial reporting purposes; this difference is the only significant temporary difference as of December 31, 1998 and 1997. As a result, the Company's tax NOL carryforward is zero at December 31, 1998 and 1997.

The Company's accounting NOL carryforward approximates $4,580,000 at December 31, 1998. The related deferred tax asset approximated $1,450,000 and $160,000 at December 31, 1998 and 1997, respectively. Because the Company is a development stage enterprise and there is no reasonable assurance that such asset will be realized in future years, the Company has recorded a 100% valuation allowance against this deferred tax asset.


A summary of the activity in the valuation allowance for the deferred tax asset during the two years ended December 31, 1998 is presented below:


                                                                  AMOUNT
                                                              --------------

    Balance at January 1, 1997                                $     100,640

    Adjustment for 1997 deferred tax asset                          158,502
                                                              -------------

    Balance at December 31, 1997                                    259,142

    1998 adjustments:
      Deferred tax asset                                          1,448,843

      Certain direct credits to stockholders' equity
      related to stock option accounting                             87,664
                                                              -------------
    Balance at December 31, 1998                              $   1,795,649
                                                              -------------
                                                              -------------

In 1998, an additional income tax benefit (and an equal amount of valuation allowance) of approximately $88,000 has been allocated to items credited directly to stockholders' equity. Approximately $235,000 relating to stock option accounting (see Note 6) was credited to additional paid-in capital.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
PAGE 16

--------------------------------------------------------------------------------

                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 11:  COMMITMENTS AND CONTINGENT LIABILITIES

A.       LEASE COMMITMENT

The Company conducts its domestic operations from a facility leased for a five-year period ending October 31, 2003 with an option to renew until approximately September 2005. Annual rent is $81,000 for the twelve-month period ending October 15, 1999; such rent increases 3% per annum thereafter. The Company is also responsible for insurance, utilities, property taxes and common area maintenance costs, which will total approximately $16,000 for the year ended December 31, 1999. Such costs are subject to increase thereafter based on the lessor's actual expenses.

The following is a schedule of the approximate future minimum rental payments (including related costs, based on 1999 amounts) required by the above operating lease:


         YEAR ENDING
          DECEMBER 31                                             AMOUNT
         ------------                                        ----------------
            1999                                             $      97,500
            2000                                                   100,000
            2001                                                   102,500
            2002                                                   105,000
            2003                                                    89,500
            Thereafter                                                   -
                                                             -------------
                                                             $     494,500
                                                             -------------
                                                             -------------


B.       COMMITMENTS TO ISSUE COMMON STOCK AND OTHER MATTERS

On January 12, 1999, the Company executed a contract to (a) memorialize the ongoing manufacturing and consulting arrangement with MTD and Don Sullivan
(DS) and (b) purchase at least 19,000 finished product units from MTD in calendar 1999 at a fixed price. One provision of such contract requires the Company to enter into an agreement whereby 50,000 shares of its common stock will be issued to DS, contingent upon (1) his continued employment by MTD and
(2) MTD maintaining its existing business relationship with the Company.

Although a definitive agreement regarding the stock issuance had not been consummated as of February 19, 1999, the Company and DS have agreed in principle that, if the above-noted conditions are not satisfied, the rights to such common stock will be forfeited as follows:


           FORFEITURE                                            NUMBER OF
              DATE                                                SHARES
          -----------                                            ---------
          12/31/1999                                               30,000
          12/31/2000                                               20,000
          12/31/2001                                               10,000

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PAGE 17

--------------------------------------------------------------------------------

                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 11:  COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

On December 4, 1998, the Company and PACE entered into a master agreement which includes the following provisions:

- The Company granted the rights to manufacture and market the Product in Asia to PACE. Such rights become exclusive if certain sales quotas are met.

- The Company will receive a royalty of $50/unit, up to a maximum of $5 million. Such maximum shall be reduced to the extent PACE establishes a credit facility for the manufacture/purchase of units in the defined territory.

- Hideyuki Nakamura, PACE's sole owner, agreed to provide $200,000 of working capital to PACE for operating expenses.

- Hideyuki Nakamura agreed to assign 50% of the issued and outstanding capital stock of PACE to the Company, which in turn agreed to issue 100,000 post-merger shares of the Company's common stock to Hideyuki Nakamura.

- The Company's executive management personnel will hold key officer positions with PACE.

PACE and the Company have also agreed to enter into one or more definitive agreements to accomplish certain of the above matters. As of February 19, 1999, such agreements had not been executed. At December 31, 1998, the Company did not have an investment in PACE and, accordingly, the accompanying statements of operations do not include any equity in PACE's earnings or loss.


NOTE 12:  GOING CONCERN/LIQUIDITY CONSIDERATIONS

As discussed in Note 1, the Company is a development stage enterprise developing the HYDRO-MAID water-powered garbage disposal. Introductory sales have been nominal and management projects that the Company will require significant additional capital in order to lower manufacturing costs, reduce the selling price to competitive levels, and provide marketing and distribution. Although the Company issued common stock for $1.2 million in cash during January, 1999, management projects that significant additional capital will be needed. Accordingly, there is uncertainty about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

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PAGE 18

--------------------------------------------------------------------------------

                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 13:  ADVANCES FROM RELATED PARTY

In 1998, Culley W. Davis made unsecured advances to the Company totaling $1,478,467, which included $1,427,000 of proceeds from sales of his Company stock to investors at $8 per share. The stock sold by Culley W. Davis was personally owned by him or PEI and the proceeds were advanced to the Company according to an agreement between the parties. During December 1998, the Company issued 178,375 shares of common stock to Culley W. Davis valued at $8 per share as reimbursement stock for his personal shares sold. The stock sale proceeds received by the Company have been reported as an original stock issuance in the accompanying financial statements.

The remaining balance of $51,467 represents advances to the Company by Culley W. Davis and PEI. These advances are non-interest bearing and have been reported as a current liability in the accompanying balance sheet.


NOTE 14: DISBURSEMENTS BY RELATED PARTY

Prior to 1998, the Company had insignificant cash transactions. PEI disbursed substantially all cash for the Company's activities involving operations, investment and financing, including $548,251 for the year ended December 31, 1997. Such disbursements are included in additional paid-in capital in the accompanying financial statements. For the year ended December 31, 1998, such disbursements by PEI were not signigicant.

NOTE 15: YEAR 2000 (UNAUDITED)

Many computerized systems use only two digits to record the year in date fields and such systems may not be able to accurately process dates ending in the year 2000 and thereafter. The effects of this problem will vary from system to system and may adversely affect a company's operations as well as its ability to prepare financial statements. Management has adopted a plan to review its internal computer systems to determine the effects, if any, of the year 2000 problem. The effect of external year 2000 problems, if any, cannot be determined.


NOTE 16: LOSS PER SHARE (SEE PAGE 20)


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-------------------------------------------------------------------------------
PAGE 19

--------------------------------------------------------------------------------


                          HYDROMAID INTERNATIONAL, INC.
                    (FORMERLY CHEROKEE MINERALS AND OIL, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 16:  LOSS PER SHARE

Basic loss per share is computed by dividing loss attributable to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per share reflects per share amounts that would have resulted if certain dilutive potential common stock had been issued. The weighted average number of common shares outstanding set forth below have been retroactively adjusted as if the Reorganization had occurred on June 24,1992. The following reconciles amounts reported in the accompanying financial statements.


                                            YEAR ENDED DECEMBER 31, 1998                   YEAR ENDED DECEMBER 31, 1997
                                            -----------------------------                  -----------------------------

                                        LOSS           SHARES       PER-SHARE           LOSS          SHARES        PER-SHARE
                                     (NUMERATOR)    (DENOMINATOR)    AMOUNT          (NUMERATOR)   (DENOMINATOR)     AMOUNT
                                     -----------    -------------    ------          -----------   -------------     ------

Net loss per financial statements

Contingently issuable shares

Loss attributable to
  common stockholders-
  basic loss per share

Effect of other dilutive securities:

Options

Loss attributable to
  common stockholders-
  diluted loss per share



                                        JUNE 24, 1992 (INCEPTION)
                                        THROUGH DECEMBER 31, 1998
                                        -------------------------

                                        LOSS            SHARES          PER SHARE
                                      (NUMERATOR)     (DENOMINATOR)       AMOUNT
                                      -----------     -------------       ------

Net loss per financial statements

Contingently issuable shares

Loss attributable to
  common stockholders-
  basic loss per share

Effect of other dilutive securities:

Options

Loss attributable to
  common stockholders-
  diluted loss per share


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--------------------------------------------------------------------------------
PAGE 20